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                                                                    EXHIBIT 10.2

          AMENDMENT NO. 2, dated as of March 28, 2000 (the "Amendment") to the AMENDED AND RESTATED VII CREDIT AGREEMENT (the "Credit Agreement"), dated as of March 26, 1997, among VIACOM INTERNATIONAL INC., a Delaware corporation (the "Subsidiary Borrower"), the Bank parties thereto from time to time, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, BANK OF AMERICA, N.A. (formerly known as BANK OF AMERICA NT&SA), as a Managing Agent, THE CHASE MANHATTAN BANK, as a Managing Agent, JP MORGAN SECURITIES INC., as a Syndication Agent, BANK OF AMERICA SECURITIES, LLC (formerly known as BANK OF AMERICA NT&SA), as Syndication Agent, the Banks identified as Agents on the signature pages thereof, as Agents, and the Banks identified as Co-Agents on the signature pages thereof, as Co-Agents.


                                  WITNESSETH:

          WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions thereof to provide for changes in the covenants in the Credit Agreement, and for certain other matters.

          NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1. Amendments.
                     ----------

          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following:

          "'CBS' shall mean CBS Corporation, a Pennsylvania corporation."
            ---

          "'Discontinued Operations' shall mean the operations classified as
            -----------------------
     "discontinued operations" pursuant to Accounting Principles Board Opinion No. 30 as presented in the quarterly report of CBS on Form 10-Q for the quarter ended September 30, 1997 and filed with the SEC on December 14, 1997."

          (b) Section 1.1 of the Credit Agreement is hereby amended by amending the definition "Indebtedness" by
                ------------
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inserting the following between the words "include" and "obligations" in the proviso at the end thereof:

          "(a) obligations of the Borrower and its Subsidiaries in connection with Discontinued Operations and (b)"

          (c) Section 7.5 of the Credit Agreement is hereby deleted in its entirety.

          (d) Section 8.1(d) of the Credit Agreement is hereby amended to read as follows:

          "(d) Any Loan Party or any of its Subsidiaries shall fail to pay any principal of, or premium or interest on, any Indebtedness in an aggregate principal amount of $50,000,000 or more (excluding Indebtedness hereunder) taken together with all other Indebtedness of Viacom or any of its Subsidiaries (including the Subsidiary Borrower or any of its Subsidiaries), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or to terminate any commitment to lend; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof and, with respect to all of the foregoing, after the expiration of any applicable grace period or the giving of any required notice or both; provided, however, that (i) no
                                            --------  -------
     extension of any grace period applicable to any such Indebtedness shall be taken into account for the purposes of this subsection (d) and (ii) this subclause (d) shall not apply to any provision that permits the holders, or a trustee on their behalf, to cause Indebtedness to become due prior to its stated maturity because of the failure to deliver to such holders or such trustee financial statements or certificates for any Subsidiary that is not required by law or regulation to file financial statements with the SEC, unless such Indebtedness has become due prior to its stated maturity as a result of such failure); or"

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          SECTION 2. Effectiveness.  This Amendment will be effective upon (1)
                     -------------
the execution of counterparts hereof by the Subsidiary Borrower and each of the Facility Agents and Managing Agents on their own behalf and on behalf of the Banks consenting to the execution of this Amendment, and the execution of written consents by the Majority Banks and (2) the consummation of the merger of CBS with Viacom, Inc.

          SECTION 3. Representations and Warranties.  The Subsidiary Borrower
                     ------------------------------
hereby represents and warrants that as of the date hereof (i) the representations and warranties contained in Article V of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and (ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

          SECTION 4. Miscellaneous.  (a)  Capitalized terms used herein and not
                     -------------
otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

          (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

          (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                         VIACOM INTERNATIONAL INC.,
                         as Subsidiary Borrower


                         By:  /s/ George S. Smith, Jr.
                            ------------------------------
                            Name:  George S. Smith, Jr.
                            Title: Senior Vice President
                                   Chief Financial Officer


                         Managing Agents
                         ---------------

                         THE BANK OF NEW YORK, as Managing
                         Agent, the Documentation Agent and
                         a Bank



                         By:   /s/ Geoffrey C. Brooks
                             -----------------------------
                             Name:  Geoffrey C. Brooks
                             Title: Vice President


                         CITIBANK, N.A., as Managing Agent,
                         the Administrative Agent and a Bank



                         By:  /s/ R. Parr
                            -------------------------------
                              M.D.

                         MORGAN GUARANTY TRUST COMPANY OF
                         NEW YORK, as Managing Agent and a
                         Bank




                         By:  /s/ Dennis Wilczek
                            ------------------------------
                            Name:  Dennis Wilczek
                            Title: Associate

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                         BANK OF AMERICA NT&SA, as Managing
                         Agent and a Bank


                         By:  /s/ James T. Gilland
                            ------------------------------
                            Name:  James T. Gilland
                            Title: Managing Director

                         THE CHASE MANHATTAN BANK, as
                         Managing Agent and a Bank



                         By:  /s/ Bruce Langenkamp
                            ------------------------------
                            Title: VP


                         Syndication Agents
                         ------------------


                         JP MORGAN SECURITIES INC., as
                         Syndication Agent



                         By:  /s/ Anne M. Kelly
                            ------------------------------
                            Name:  Anne Kelly
                            Title: Vice President

                         BANCAMERICA SECURITIES, INC.
                         (formerly known as THE BANK OF
                         AMERICA NT&SA), as Syndication Agent



                         By:  /s/ James T. Gilland
                            ------------------------------
                            Name:  James T. Gilland
                            Title: Managing Director